UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 19, 2007

Date of Report

(Date of earliest event reported)

QUALITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-13801	95-2888568
(Commission File No.)	(IRS Employer Identification Number)

18191 Von Karman Avenue, Suite 450 Irvine, California 92612
(Address of Principal Executive Offices)

(949) 255-2600
(Registrant’s Telephone Number, Including Area Code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On November 20, 2007, Quality Systems, Inc. (the “Company”) announced that by letter dated November 19, 2007, the Los Angeles Regional Office of the Securities and Exchange Commission informed Paul Holt, the Company’s Chief Financial Officer, that it has completed its previously disclosed investigation of trading activities in the Company’s securities and does not intend to recommend any enforcement action concerning such activities to the Commission.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2007	QUALITY SYSTEMS, INC.

By:	/s/ Paul Holt

Paul Holt
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated November 20, 2007.

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